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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
                                 May 16, 1995
                               (Date of Report)

                       CALIFORNIA ENERGY COMPANY, INC.

              (Exact Name of Registrant as Specified in Charter)

           DELAWARE                     1-9874                         94-2213782
  (State of Incorporation)    (Commission File No.)      (IRS Employer Identification No.)
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           302 South 36th Street, Suite 400, Omaha, Nebraska 68131
         (Address of principal executive offices, including zip code)
                                (402) 341-4500
             (Registrant's telephone number, including area code)

                                  NO CHANGE
        (Former name or former address, if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS




, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
 (c)     Exhibits.
         99.1           The audited consolidated balance sheets of Magma Power Company as of December 31,
                        1994 and 1993, and the related audited consolidated statements of income and cash flows for each of the three years in the period ended December 31, 1994.
         99.2           The unaudited consolidated balance sheets of Magma Power Company for the quarter ended March 31,
                        1995 and 1994, and the related unaudited consolidated statements of income and cash flows for each of the quarterly periods ended March 31, 1995 and 1994.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CALIFORNIA ENERGY COMPANY, INC.
By: /s/ John G. Sylvia
- -----------------------------------------------------------------------------
    Name:  John G. Sylvia
    Title: Senior Vice President
           and Chief Financial Officer

By: /s/ Gregory E. Abel
- -----------------------------------------------------------------------------
    Name:  Gregory E. Abel
    Title: Vice President, Controller and
           Chief Accounting Officer

Dated: May 16, 1995









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                                EXHIBIT INDEX

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
   EXHIBIT
   NUMBER                                       DESCRIPTION                                       PAGE
- -----------  --------------------------------------------------------------------------------  --------

99.1         The audited consolidated balance sheets of Magma Power Company as of
             December 31, 1994 and 1993, and the related audited consolidated statements of income and cash flows for each of the three years in the period ended December 31, 1994.

99.2         The unaudited consolidated balance sheets of Magma Power Company for the quarter ended March 31, 1995 and 1994, and the related unaudited consolidated statements of income and cash flows for each of the quarterly periods ended March 31, 1995 and 1994.
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